UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09243
The Gabelli Utility Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Utility Trust
Annual Report
December 31, 2009
Mario J. Gabelli, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31, 2009, The Gabelli Utility Trust’s (the “Fund”) net asset value (“NAV”) total return was 19.5% and the total return for the Fund’s publicly traded shares was 70.9%, compared with gains of 11.9% and 16.4% for the S&P 500 Utilities Index and the Lipper Utility Fund Average, respectively. On December 31, 2009, the Fund’s NAV per share was $5.20, while the price of the publicly traded shares closed at $9.02 on the New York Stock Exchange (“NYSE”).
Premium / Discount Discussion
     The price of a closed-end fund is determined in the open market by willing buyers and sellers. Shares of the Fund trade on the NYSE and may trade at a premium to (higher than) NAV (the market value of the Fund’s underlying portfolio and other assets less any liabilities) or a discount to (lower than) NAV. Of the 623 closed-end funds that are publicly traded in the U.S. as of December 31, 2009, approximately 25% trade at premiums to NAV compared with 27% five years ago and 5% ten years ago.
     Ideally, the Fund’s market price will generally track the NAV. However, the Fund’s premium or discount to NAV may vary over time. Over the Fund’s ten year history, the range fluctuated from a 76% premium in December 2009 to a 3% discount in November 2000. Shortly after the inception of the Fund, the market price of the Fund exceeded the NAV and this premium continues today. On December 31, 2009, the market price of the Fund closed at a 73.5% premium to its NAV.
     We believe that an excessive premium for the Fund is not likely to be sustainable.

Sincerely yours,

Bruce N. Alpert
February 19, 2010	President
Comparative Results

Average Annual Returns through December 31, 2009 (a) (Unaudited)
						Since
						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	(07/09/99)
Gabelli Utility Trust
NAV Total Return (b)	7.57%	19.46%	(3.19)%	4.86%	6.94%	6.97%
Investment Total Return (c)	24.38	70.88	6.42	8.64	10.91	10.75
S&P 500 Index	6.04	26.47	(5.62)	0.42	(0.95)	(0.36)
S&P 500 Utilities Index	7.26	11.91	(1.74)	6.05	4.88	3.55
Lipper Utility Fund Average	5.76	16.43	(2.80)	5.43	3.38	3.75

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Utilities Index is an unmanaged indicator of electric and gas utility stock performance. The Lipper Utility Fund Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

THE GABELLI UTILITY TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

Energy and Utilities: Electric Integrated	48.4%
Energy and Utilities: Natural Gas Integrated	8.2%
Energy and Utilities:
Electric Transmission and Distribution	8.2%
Energy and Utilities: Natural Gas Utilities	7.6%
Telecommunications	4.3%
Cable and Satellite	4.0%
Energy and Utilities: Global Utilities	3.9%
Energy and Utilities: Water	3.1%
Wireless Communications	3.0%
Energy and Utilities: Merchant Energy	2.2%
Diversified Industrial	1.4%
Energy and Utilities: Natural Resources	1.3%
Entertainment	1.2%
U.S. Government Obligations	0.7%
Communications Equipment	0.5%
Independent Power Producers and Energy Traders	0.5%
Energy and Utilities: Services	0.4%
Energy and Utilities: Alternative Energy	0.3%
Aerospace	0.3%
Transportation	0.2%
Environmental Services	0.1%
Real Estate	0.1%
Equipment and Supplies	0.1%
Investment Companies	0.0%
Agriculture	0.0%
Publishing	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.3%
	ENERGY AND UTILITIES — 84.8%
	Energy and Utilities: Alternative Energy — 0.3%
17,000	Ormat Industries Ltd.	$231,438	$154,907
12,500	Ormat Technologies Inc.	273,994	473,000
8,100	Renegy Holdings Inc.†	57,108	11,178

		562,540	639,085

	Energy and Utilities: Electric Integrated — 48.4%
250,000	Allegheny Energy Inc.	7,418,240	5,870,000
23,000	ALLETE Inc.	728,776	751,640
75,000	Alliant Energy Corp.	1,824,382	2,269,500
20,000	Ameren Corp.	691,088	559,000
78,000	American Electric Power Co. Inc.	2,568,822	2,713,620
10,000	Avista Corp.	199,636	215,900
50,000	Black Hills Corp.	1,431,322	1,331,500
26,000	Central Vermont Public Service Corp.	482,572	540,800
27,000	Cleco Corp.	524,506	737,910
125,000	CMS Energy Corp.	1,418,407	1,957,500
160,000	Constellation Energy Group Inc.	6,078,680	5,627,200
33,000	Dominion Resources Inc.	1,449,340	1,284,360
155,000	DPL Inc.	3,267,909	4,278,000
24,000	DTE Energy Co.	978,366	1,046,160
180,000	Duke Energy Corp.	3,468,251	3,097,800
88,000	Edison International	3,769,833	3,060,640
185,000	El Paso Electric Co.†	3,347,782	3,751,800
1,000	Emera Inc.	21,639	23,971
3,000	Entergy Corp.	84,249	245,520
51,000	FirstEnergy Corp.	2,118,209	2,368,950
95,000	FPL Group Inc.	4,094,308	5,017,900
235,000	Great Plains Energy Inc.	6,319,204	4,556,650
55,000	Hawaiian Electric Industries Inc.	1,335,289	1,149,500
92,000	Integrys Energy Group Inc.	4,632,153	3,863,080
61,000	Maine & Maritimes Corp.	1,926,684	2,122,800
64,000	MGE Energy Inc.	1,887,100	2,287,360
48,000	NiSource Inc.	1,020,001	738,240
110,000	NorthWestern Corp.	3,338,803	2,862,200
35,000	NV Energy Inc.	312,248	433,300
100,000	OGE Energy Corp.	2,406,346	3,689,000
24,000	Otter Tail Corp.	637,145	595,200
48,000	PG&E Corp.	1,280,160	2,143,200
100,000	PNM Resources Inc.	1,119,082	1,265,000
95,000	Progress Energy Inc.	4,127,681	3,895,950
40,000	Progress Energy Inc., CVO†	20,800	6,000
38,000	Public Service Enterprise Group Inc.	996,629	1,263,500
60,500	SCANA Corp.	1,918,305	2,279,640
104,000	TECO Energy Inc.	1,548,928	1,686,880
25,000	The Empire District Electric Co.	515,057	468,250
150,000	UniSource Energy Corp.	4,583,635	4,828,500
18,000	Unitil Corp.	466,141	413,640
47,000	Vectren Corp.	1,162,166	1,159,960
260,000	Westar Energy Inc.	5,973,605	5,647,200
90,000	Wisconsin Energy Corp.	3,273,387	4,484,700
195,000	Xcel Energy Inc.	3,384,476	4,137,900

		100,151,342	102,727,321

	Energy and Utilities:
	Electric Transmission and Distribution — 8.2%
243	Brookfield Infrastructure Partners LP	5,103	4,075
50,000	CH Energy Group Inc.	2,261,677	2,126,000
60,000	Consolidated Edison Inc.	2,684,666	2,725,800
135,000	Northeast Utilities	2,670,943	3,481,650
210,000	NSTAR	5,185,708	7,728,000
22,500	Pepco Holdings Inc.	449,918	379,125
36,666	UIL Holdings Corp.	966,693	1,029,581

		14,224,708	17,474,231

	Energy and Utilities: Global Utilities — 3.9%
1,500	Areva SA	613,197	750,462
8,000	Chubu Electric Power Co. Inc.	189,551	190,691
40,000	Electric Power Development Co. Ltd.	1,440,584	1,133,838
45,000	Endesa SA	1,676,497	1,544,684
300,000	Enel SpA	1,862,753	1,740,685
300,000	Hera SpA	433,286	696,274
8,000	Hokkaido Electric Power Co. Inc.	156,870	145,080
8,000	Hokuriku Electric Power Co.	146,449	173,941
3,500	Huaneng Power International Inc., ADR	135,552	78,400
35,000	Korea Electric Power Corp., ADR†	565,727	508,900
8,000	Kyushu Electric Power Co. Inc.	167,818	164,406
2,000	Niko Resources Ltd.	113,769	188,172
8,000	Shikoku Electric Power Co. Inc.	155,987	206,152
8,000	The Chugoku Electric Power Co. Inc.	150,761	152,467
8,000	The Kansai Electric Power Co. Inc.	158,472	180,383
8,000	The Tokyo Electric Power Co. Inc.	191,450	200,569
15,000	Tohoku Electric Power Co. Inc.	284,854	296,344

		8,443,577	8,351,448

	Energy and Utilities: Merchant Energy — 2.2%
35,810	Dynegy Inc., Cl. A†	175,000	64,816
8,130	Mirant Corp.†	37,373	124,145
300,000	Mirant Corp., Escrow† (a)	0	0
330,000	The AES Corp.†	4,122,058	4,392,300

		4,334,431	4,581,261

	Energy and Utilities: Natural Gas Integrated — 7.4%
205,000	El Paso Corp.	1,881,819	2,015,150
1,000	Energen Corp.	66,090	46,800
130,000	National Fuel Gas Co.	4,434,268	6,500,000
100,000	ONEOK Inc.	2,674,346	4,457,000
120,000	Southern Union Co.	2,059,886	2,724,000

		11,116,409	15,742,950

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Natural Gas Utilities — 7.6%
26,000	AGL Resources Inc.	$643,173	$948,220
40,000	Atmos Energy Corp.	993,963	1,176,000
29,635	Chesapeake Utilities Corp.	690,213	949,802
12,500	Corning Natural Gas Corp.	196,189	240,000
30,000	Delta Natural Gas Co. Inc.	502,057	858,300
11,445	GDF Suez	387,206	496,885
11,445	GDF Suez, Strips	0	16
90,000	Nicor Inc.	3,094,353	3,789,000
35,000	Piedmont Natural Gas Co. Inc.	553,256	936,250
6,000	RGC Resources Inc.	128,344	177,300
145,000	Southwest Gas Corp.	4,030,376	4,136,850
120,000	Spectra Energy Corp.	3,280,847	2,461,200

		14,499,977	16,169,823

	Energy and Utilities: Natural Resources — 1.3%
6,000	Anadarko Petroleum Corp.	265,940	374,520
34,000	Compania de Minas Buenaventura SA, ADR	381,326	1,137,980
14,000	Exxon Mobil Corp.	800,233	954,660
3,000	Peabody Energy Corp.	112,025	135,630
4,000	Royal Dutch Shell plc, Cl. A, ADR	237,320	240,440

		1,796,844	2,843,230

	Energy and Utilities: Services — 0.4%
40,000	ABB Ltd., ADR	436,920	764,000
3,000	Tenaris SA, ADR	136,820	127,950

		573,740	891,950

	Energy and Utilities: Water — 3.1%
14,000	American States Water Co.	312,701	495,740
30,000	American Water
	Works Co. Inc.	645,000	672,300
21,833	Aqua America Inc.	221,008	382,296
24,750	Artesian Resources Corp., Cl. A	257,250	453,173
20,000	California Water Service Group	555,152	736,400
7,500	Connecticut Water Service Inc.	146,455	185,775
51,333	Middlesex Water Co.	801,882	905,001
33,000	Pennichuck Corp.	680,437	697,290
80,000	SJW Corp.	1,482,532	1,805,600
8,101	Southwest Water Co.	52,047	47,715
9,000	The York Water Co.	108,269	130,590

		5,262,733	6,511,880

	Diversified Industrial — 1.4%
2,200	Alstom SA	201,640	154,726
2,000	Bouygues SA	104,931	104,434
10,000	Cooper Industries plc	279,812	426,400
150,000	General Electric Co.	3,174,879	2,269,500

		3,761,262	2,955,060

	Equipment and Supplies — 0.1%
50,000	Capstone Turbine Corp.†	83,080	64,500
2,000	Mueller Industries Inc.	88,019	49,680

		171,099	114,180

	Environmental Services — 0.0%
3,000	Suez Environnement Co. SA	0	69,348

	Independent Power Producers and Energy Traders — 0.5%
40,000	NRG Energy Inc.†	966,620	944,400

	TOTAL ENERGY AND UTILITIES	165,865,282	180,016,167

	COMMUNICATIONS — 11.7%
	Cable and Satellite — 4.0%
100,000	Cablevision Systems Corp., Cl. A	2,566,292	2,582,000
5,000	Cogeco Cable Inc.	105,008	167,328
20,000	Cogeco Inc.	389,461	548,453
54,000	DIRECTV, Cl. A†	892,323	1,800,900
59,000	DISH Network Corp., Cl. A	1,217,843	1,225,430
10,000	EchoStar Corp., Cl. A†	280,860	201,400
35,000	Liberty Global Inc., Cl. A†	739,454	766,850
20,000	Liberty Global Inc., Cl. C†	421,966	437,000
8,000	Rogers Communications Inc., Cl. B	119,139	248,000
12,000	Time Warner Cable Inc.	515,102	496,680
2,112	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	20,761	13,134

		7,268,209	8,487,175

	Communications Equipment — 0.5%
2,000	QUALCOMM Inc.	76,299	92,520
260,000	The Furukawa Electric Co. Ltd.	1,199,164	1,077,576

		1,275,463	1,170,096

	Telecommunications — 4.3%
50,000	AT&T Inc.	1,310,776	1,401,500
2,000	Belgacom SA	69,509	72,595
4,350	Bell Aliant Regional Communications Income Fund (a)(b)	117,218	116,307
16,000	BT Group plc, ADR	487,541	347,840
220,000	Cincinnati Bell Inc.†	942,873	759,000
2,000	Comstar United Telesystems OJSC, GDR	13,882	11,000
62,000	Deutsche Telekom AG, ADR	1,046,677	911,400
2,000	France Telecom SA, ADR	22,799	50,480
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	34
200	Hutchison Telecommunications International Ltd.†	163	42
500	Mobistar SA	41,057	34,330
20,000	Nippon Telegraph & Telephone Corp.	929,640	783,808
2,000	Orascom Telecom Holding SAE, GDR	65,069	45,980
15,000	Portugal Telecom SGPS SA	210,165	183,207
2,000	PT Indosat Tbk	1,061	1,006
1,000	Rostelecom, ADR	52,268	27,350
500	Sistema JSFC, GDR† (c)	17,384	10,500
1,200	Tele2 AB, Cl. B	14,604	18,483
27,000	Telekom Austria AG	403,751	385,123
40,000	Touch America Holdings Inc.† (a)	38,488	0
115,000	Verizon Communications Inc.	4,291,018	3,809,950
10,000	Windstream Corp.	100,600	109,900

		10,176,562	9,079,835

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMUNICATIONS (Continued)
	Wireless Communications — 2.9%
600	America Movil SAB de CV, Cl. L, ADR	$9,424	$28,188
2,000	China Mobile Ltd., ADR	33,988	92,860
2,000	China Unicom Hong Kong Ltd., ADR	16,278	26,220
14,000	Millicom International Cellular SA	1,016,300	1,032,780
4,500	Mobile TeleSystems OJSC, ADR	175,074	220,005
171	MobileOne Ltd.	210	230
1,200	NTT DoCoMo Inc.	1,732,443	1,669,834
600	SK Telecom Co. Ltd., ADR	12,374	9,756
200	SmarTone Telecommunications Holdings Ltd.	207	165
22,000	Turkcell Iletisim Hizmetleri A/S, ADR	378,706	384,780
30,000	United States Cellular Corp.†	1,429,970	1,272,300
75,000	Vimpel-Communications, ADR	720,805	1,394,250

		5,525,779	6,131,368

	TOTAL COMMUNICATIONS	24,246,013	24,868,474

	OTHER — 1.8%
	Aerospace — 0.3%
75,000	Rolls-Royce Group plc†	555,067	585,710
4,500,000	Rolls-Royce Group plc, Cl. C†	7,351	7,268

		562,418	592,978

	Agriculture — 0.0%
3,000	Cadiz Inc.†	30,211	35,910

	Entertainment — 1.2%
22,000	Time Warner Inc.	730,152	641,080
64,000	Vivendi	2,365,469	1,907,880

		3,095,621	2,548,960

	Investment Companies — 0.0%
3,000	Kinnevik Investment AB, Cl. B	41,537	44,866

	Publishing — 0.0%
8,000	Idearc Inc.†	404	26

	Real Estate — 0.1%
6,075	Brookfield Asset Management Inc., Cl. A	65,353	134,744

	Transportation — 0.2%
20,000	GATX Corp.	569,753	575,000

	TOTAL OTHER	4,365,297	3,932,484

	TOTAL COMMON STOCKS	194,476,592	208,817,125

	CONVERTIBLE PREFERRED STOCKS — 0.8%
	ENERGY AND UTILITIES — 0.8%
	Energy and Utilities: Natural Gas Integrated — 0.8%
2,000	El Paso Corp., 4.990% Cv. Pfd. (b)	1,945,987	1,846,300

	WARRANTS — 0.1%
	ENERGY AND UTILITIES — 0.0%
	Energy and Utilities: Merchant Energy — 0.0%
26,107	Mirant Corp., Ser. A, expire 01/03/11†	51,616	12,531

	COMMUNICATIONS — 0.1%
	Wireless Communications — 0.1%
18,000	Bharti Airtel Ltd., expire 09/19/13† (b)	126,088	127,577

	TOTAL WARRANTS	177,704	140,108

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Environmental Services — 0.1%
$100,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14 (b)	100,000	115,750

	U.S. GOVERNMENT OBLIGATIONS — 0.7%
	U.S. Treasury Bills — 0.5%
1,047,000	U.S. Treasury Bills, 0.122% to 0.152%††, 05/13/10 to 06/03/10	1,046,465	1,046,448

	U.S. Treasury Cash Management Bills — 0.1%
295,000	U.S. Treasury Cash Management Bill, 0.152%††, 06/10/10	294,799	294,779

	U.S. Treasury Notes — 0.1%
115,000	U.S. Treasury Note, 4.125%, 08/15/10	117,773	117,727

	TOTAL U.S. GOVERNMENT OBLIGATIONS	1,459,037	1,458,954

TOTAL INVESTMENTS — 100.0%		$198,159,320	212,378,237

Other Assets and Liabilities (Net)			(199,159)
PREFERRED STOCK (1,154,188 preferred shares outstanding)			(51,332,200)

NET ASSETS — COMMON SHARES (30,945,908 common shares outstanding)			$160,846,878

NET ASSET VALUE PER COMMON SHARE ($160,846,878 ÷ 30,945,908 shares outstanding)			$5.20

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $116,307 or 0.05% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $2,205,934 or 1.04% of total investments.

(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2009, the market value of the Regulation S security amounted to $10,500 or 0.00% of total investments, which was valued under methods approved by Board of Trustees as follows:

				12/31/09
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
500	Sistema JSFC, GDR	10/10/07	$17,384	$21.0000

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $198,159,320)	$212,378,237
Cash	2,454
Receivable for investments sold	697,113
Dividends and interest receivable	514,358
Deferred offering expense	119,072
Prepaid expense	6,356
Other asset	5,868

Total Assets	213,723,458

Liabilities:
Distributions payable	19,854
Payable for investment advisory fees	649,301
Payable for payroll expenses	35,842
Payable for accounting fees	11,250
Payable for shareholder communications expenses	171,850
Unrealized depreciation on swap contracts	461,603
Payable for auction agent fees	111,133
Other accrued expenses	83,547

Total Liabilities	1,544,380

Preferred Shares:
Series A Cumulative Preferred Shares (5.625%, $25 liquidation value, $0.001 par value 1,200,000 shares authorized with 1,153,288 shares issued and outstanding)	28,832,200
Series B Cumulative Preferred Shares (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 900 shares issued and outstanding)	22,500,000

Total Preferred Shares	51,332,200

Net Assets Attributable to Common Shareholders	$160,846,878

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$149,384,552
Accumulated distributions in excess of net investment income	(9,516)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(2,286,403)
Net unrealized appreciation on investments	14,218,917
Net unrealized depreciation on swap contracts	(461,603)
Net unrealized appreciation on foreign currency translations	931

Net Assets	$160,846,878

Net Asset Value per Common Share ($160,846,878 ÷ 30,945,908 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$5.20

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $112,278)	$8,081,015
Interest	46,990

Total Investment Income	8,128,005

Expenses:
Investment advisory fees	1,933,306
Shareholder communications expenses	289,294
Shareholder services fees	164,690
Payroll expenses	145,849
Legal and audit fees	74,869
Trustees’ fees	74,000
Auction agent expenses	57,087
Accounting fees	45,000
Custodian fees	31,857
Interest expense	31
Miscellaneous expenses	82,740

Total Expenses	2,898,723

Less:
Advisory fee reduction	(986)
Custodian fee credits	(31)

Total Reductions and Credits	(1,017)

Net Expenses	2,897,706

Net Investment Income	5,230,299

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(1,458,726)
Net realized loss on swap contracts	(793,240)
Net realized gain on foreign currency transactions	1,256

Net realized loss on investments, swap contracts, and foreign currency transactions	(2,250,710)

Net change in unrealized appreciation:
on investments	23,313,766
on swap contracts	345,628
on foreign currency translations	1,010

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	23,660,404

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	21,409,694

Net Increase in Net Assets Resulting from Operations	26,639,993

Total Distributions to Preferred Shareholders	(1,965,939)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$24,674,054

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$5,230,299	$5,330,806
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	(2,250,710)	1,691,926

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	23,660,404	(76,477,469)

Net Increase/(Decrease) in Net Assets Resulting from Operations	26,639,993	(69,454,737)

Distributions to Preferred Shareholders:
Net investment income	(1,965,939)	(1,794,946)
Net realized short-term gain	—	(65,729)
Net realized long-term gain	—	(762,705)

Total Distributions to Preferred Shareholders	(1,965,939)	(2,623,380)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	24,674,054	(72,078,117)

Distributions to Common Shareholders:
Net investment income	(2,413,479)	(2,937,568)
Net realized short-term gain	—	(107,569)
Net realized long-term gain	—	(1,248,226)
Return of capital	(19,676,599)	(17,442,628)

Total Distributions to Common Shareholders	(22,090,078)	(21,735,991)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	3,328,163	3,135,666
Net increase in net assets from repurchase of preferred shares	36,704	54,184
Offering costs for issuance of rights charged to paid-in capital	—	(94,830)

Net Increase in Net Assets from Fund Share Transactions	3,364,867	3,095,020

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	5,948,843	(90,719,088)
Net Assets Attributable to Common Shareholders:
Beginning of period	154,898,035	245,617,123

End of period (including undistributed net investment income of $0 and $0, respectively)	$160,846,878	$154,898,035

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2009	2008		2007	2006	2005
Operating Performance:
Net asset value, beginning of period	$5.09	$8.18		$8.19	$6.98	$7.14

Net investment income	0.17	0.18		0.19	0.17	0.18
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.69	(2.48)		0.61	1.84	0.45

Total from investment operations	0.86	(2.30)		0.80	2.01	0.63

Distributions to Preferred Shareholders: (a)
Net investment income	(0.06)	(0.06)		(0.03)	(0.02)	(0.02)
Net realized gain	—	(0.03)		(0.07)	(0.08)	(0.07)

Total distributions to preferred shareholders	(0.06)	(0.09)		(0.10)	(0.10)	(0.09)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.80	(2.39)		0.70	1.91	0.54

Distributions to Common Shareholders:
Net investment income	(0.08)	(0.10)		(0.16)	(0.16)	(0.14)
Net realized gain	—	(0.04)		(0.33)	(0.56)	(0.58)
Paid-in capital	(0.64)	(0.58)		(0.23)	—	—

Total distributions to common shareholders	(0.72)	(0.72)		(0.72)	(0.72)	(0.72)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.03	0.02		0.01	0.02	0.02
Increase in net asset value from repurchase of preferred shares	0.00 (g)	0.00	(g)	0.00 (g)	—	—
Offering costs for preferred shares charged to paid-in capital	—	—		—	—	0.00	(g)
Offering costs for issuance of rights charged to paid-in capital	—	(0.00	)(g)	—	0.00 (g)	(0.00	)(g)

Total fund share transactions	0.03	0.02		0.01	0.02	0.02

Net Asset Value Attributable to Common Shareholders, End of Period	$5.20	$5.09		$8.18	$8.19	$6.98

Net asset value total return †	14.19%	(31.68)%		8.08%	27.46%	5.71%

Market value, end of period	$9.02	$5.90		$9.50	$9.94	$9.27

Investment total return ††	70.88%	(31.81)%		3.42%	16.47%	7.79%

See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$212,179	$206,724	$300,210	$297,511	$259,303
Net assets attributable to common shares, end of period (in 000’s)	$160,847	$154,898	$245,617	$242,906	$204,698
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	3.68%	2.68%	2.03%	2.24%	2.42%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	2.04%	1.77%	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)(c)	2.04%	1.50%	1.63%	1.75%	1.85%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.50%	1.39%	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)(c)	1.50%	1.18%	1.34%	1.40%	1.47%
Portfolio turnover rate †††	4%	14%	13%	33%	19%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832	$29,326	$29,593	$29,605	$29,605
Total shares outstanding (in 000’s)	1,153	1,173	1,184	1,184	1,184
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (d)	$23.86	$22.76	$23.36	$23.80	$25.02
Asset coverage per share	$103.34	$99.72	$137.48	$136.21	$118.72
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$25,000	$25,000	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (e)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$103,336	$99,721	$137,478	$136,210	$118,718
Asset Coverage (f)	413%	399%	550%	545%	475%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 29%, 34%, and 29%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.

(b)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the years ended December 31, 2009, 2008, 2006, and 2005, the effect of the custodian fee credits was minimal.

(c)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the years ended December 31, 2009 and December 31, 2008, the effect of interest expense was minimal.

(d)	Based on weekly prices.

(e)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(f)	Asset coverage is calculated by combining all series of preferred shares.

(g)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Utility Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on July 9, 1999.
     The Fund’s primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the “80% Policy”). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	$4,581,261	—	$0	$4,581,261
COMMUNICATIONS
Telecommunications	8,963,528	$116,307	0	9,079,835
OTHER
Aerospace	585,710	7,268	—	592,978
Other Industries (a)	194,563,051	—	—	194,563,051

Total Common Stocks	208,693,550	123,575	0	208,817,125

Convertible Preferred Stocks (a)	1,846,300	—	—	1,846,300
Warrants:
ENERGY AND UTILITIES
Energy and Utilities: Merchant Energy	12,531	—	—	12,531
COMMUNICATIONS
Wireless Communications	—	127,577	—	127,577

Total Warrants	12,531	127,577	—	140,108

Convertible Corporate Bonds	—	115,750	—	115,750
U.S. Government Obligations	—	1,458,954	—	1,458,954

TOTAL INVESTMENTS IN SECURITIES	$210,552,381	$1,825,856	$0	$212,378,237

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreements	$—	$(4,166)	$—	$(4,166)
Interest Rate Swap Agreement	—	(457,437)	—	(457,437)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(461,603)	$—	$(461,603)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the instrument.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Energy and Utilities: Electric Integrated	$13,200	$—	$—	$—	$—	$(13,200)	$—	$—
Energy and Utilities: Merchant Energy	0	—	—	—	—	—	0	—
COMMUNICATIONS
Telecommunications	0	—	—	—	—	—	0	—

Total Common Stocks	13,200	—	—	—	—	(13,200)	0	—

Corporate Bonds	0	—	0	—	0	—	—	—

TOTAL INVESTMENTS IN SECURITIES	$13,200	$—	$0	$—	$0	$(13,200)	$0	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
     The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities market. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series B Auction Market Cumulative Preferred Shares (“Series B Shares”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2009 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$25,000,000	4.00000%	0.23531%	6/02/10	$(457,437)

*	Based on LIBOR (London Interbank Offered Rate).
Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the period.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
		One Month LIBOR plus
	Market Value	90 bps plus Market Value
	Appreciation on:	Depreciation on:
$199,299 (25,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/25/10	$(4,149)
2,438 (1,500,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/25/10	(17)

				$(4,166)

The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $150,297.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2009, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Fair Values of Derivative Instruments as of December 31, 2009:
The following table presents the value of derivatives held as of December 31, 2009, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Liabilities:
Equity Contracts	Liabilities, Unrealized depreciation on swap contracts	$(4,166)
Interest Rate Contracts	Liabilities, Unrealized depreciation on swap contracts	(457,437)

Total		$(461,603)

Effect of Derivative Instruments on the Statement of Operations during the Year Ended December 31, 2009:
The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2009, by primary risk exposure:

		Change in Unrealized
		Appreciation or Depreciation on
	Realized Gain or (Loss) on	Derivatives Recognized
Derivative Contracts	Derivatives Recognized in Income	in Income

Equity Contracts	$96,850	$(14,844)
Interest Rate Contracts	(890,090)	360,472

Total	$(793,240)	$345,628

The Fund’s derivative contracts held at December 31, 2009 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and swap reclasses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated net investment income by $798,202 and to decrease accumulated net realized loss on investments, swap contracts, and foreign currency transactions by $797,976, with an offsetting adjustment to paid-in capital.
     Distributions to shareholders of the Fund’s 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares (“Cumulative Preferred Shares”) are recorded on a daily basis and are determined as described in Note 5.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$2,413,479	$1,965,939	$3,045,137	$1,860,675
Net long-term capital gains	—	—	1,248,226	762,705
Return of capital	19,676,599	—	17,442,628	—

Total distributions paid	$22,090,078	$1,965,939	$21,735,991	$2,623,380

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     At December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(890,826)
Net unrealized appreciation on investments, swap contracts, and foreign currency transactions	12,295,676
Other temporary differences*	57,476

Total	$11,462,326

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables, income from investments in hybrid securities, and mark-to-market and accrual adjustments on investments in swap contracts.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $890,826 which are available to reduce future required distributions of net capital gains to shareholders through 2017.
     At December 31, 2009, the difference between book basis and tax basis unrealized appreciation/depreciation was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on passive foreign investment companies, and basis adjustments for investments in partnerships.
     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$199,621,889	$27,189,754	$(14,433,406)	$12,756,348
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the year ended December 31, 2009, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap of the outstanding Preferred Shares. Thus, advisory fees were accrued on these assets.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $20,304 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009, the Fund paid or accrued $145,849 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $7,527,547 and $11,637,296, respectively.
     Purchases and sales of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $117,785 and $9,026,164, respectively.
5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2009 and December 31, 2008, the Fund did not repurchase any common shares of beneficial interest in the open market.
     Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	515,887	$3,328,163	408,833	$3,135,666
     A shelf registration authorizing the offering of preferred shares was declared effective by the SEC on June 13, 2008.
     The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the year ended December 31, 2009, the Fund repurchased and retired 19,736 shares of 5.625% Series A Cumulative Preferred Shares in the open market at a cost of $456,696 and an average discount of approximately 7.48% from its liquidation preference. At the time the Fund repurchased its Series A Cumulative Preferred Shares, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series A Cumulative Preferred Shares; therefore advisory fees were not paid on these shares, reducing the advisory fee by $986. At December 31, 2009, 1,153,288 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $18,020.

THE GABELLI UTILITY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
     During the year ended December 31, 2008, the Fund repurchased and retired 10,676 shares of 5.625% Series A Cumulative Preferred Shares in the open market at a cost of $212,716 and an average discount of approximately 20.34% from its liquidation preference.
     On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Shares ranged from 1.461% to 1.696% for the year ended December 31, 2009. Since February 2008, the number of Series B Shares subject to bid orders by potential holders has been less than the number of Series B Shares subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR rate on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series B Shares may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. There were no redemptions of Series B Shares during the year ended December 31, 2009. At December 31, 2009, 900 shares of Series B Shares were outstanding with an annualized dividend rate of 1.467% per share and accrued dividends amounted to $1,834.
     During the year ended December 31, 2008, the Fund redeemed and retired 100 Series B Shares. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed.
     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI UTILITY TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
The Gabelli Utility Trust:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (hereafter referred to as the “Trust”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

THE GABELLI UTILITY TRUST
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utility Trust at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:
Mario J. Gabelli Trustee and Chief Investment Officer Age: 67	Since 1999*	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Trustee Age: 65	Since 1999***	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT TRUSTEES[5]:
Thomas E. Bratter Trustee Age: 70	Since 1999*	4	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—

Anthony J. Colavita Trustee Age: 74	Since 1999**	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 71	Since 1999***	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd.(insurance holding company) (1992-1998)	—

Vincent D. Enright Trustee Age: 66	Since 1999*	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc.(therapeutics and diagnostics)

Frank J. Fahrenkopf Jr. Trustee Age: 70	Since 1999**	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	—

Robert J. Morrissey Trustee Age: 70	Since 1999**	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Anthony R. Pustorino Trustee ge: 84	Since 1999***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Salvatore J. Zizza Trustee Age: 64	Since 1999**	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

THE GABELLI UTILITY TRUST
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

David I. Schachter Vice President Age: 56	Since 1999	Vice President of The Gabelli Global Utility & Income Trust since 2004, The Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli & Company, Inc. since 1999

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* – Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** – Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** – Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI UTILITY TRUST
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Shares
01/23/09	01/15/09	$0.06000	$0.00633	$—	$0.05367	$6.42200
02/20/09	02/12/09	0.06000	0.00633	—	0.05367	5.27250
03/24/09	03/17/09	0.06000	0.00633	—	0.05367	5.07300
04/23/09	04/16/09	0.06000	0.00633	—	0.05367	5.80450
05/21/09	05/14/09	0.06000	0.00633	—	0.05367	6.08950
06/23/09	06/16/09	0.06000	0.00633	—	0.05367	6.34600
07/24/09	07/17/09	0.06000	0.00633	—	0.05367	6.55500
08/24/09	08/17/09	0.06000	0.00633	—	0.05367	6.70700
09/23/09	09/16/09	0.06000	0.00633	—	0.05367	7.01100
10/23/09	10/16/09	0.06000	0.00633	—	0.05367	7.71400
11/20/09	11/13/09	0.06000	0.00633	—	0.05367	7.65700
12/17/09	12/14/09	0.06000	0.00633	—	0.05367	8.13200

		$0.72000	$0.07596	$—	$0.64404
5.625% Series A Cumulative Preferred Shares
03/26/09	03/19/09	$0.35156	$0.35156	$—
06/26/09	06/19/09	0.35156	0.35156	—
09/28/09	09/21/09	0.35156	0.35156	—
12/28/09	12/18/09	0.35156	0.35156	—

		$1.40624	$1.40624	$—
Series B Auction Market Cumulative Preferred Shares
     Series B Auction Market Cumulative Preferred Shares pay dividends weekly based on rates set at auction, usually held every seven days.
          A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2009 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

THE GABELLI UTILITY TRUST
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2009
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     The Fund paid to common and 5.625% Series A Cumulative Preferred shareholders ordinary income dividends of $0.07596 and $1.40625 per share, respectively, in 2009. The Fund paid to Series B Auction Market Cumulative Preferred shareholders an ordinary income dividend totaling $388.12 per share in 2009. For the year ended December 31, 2009, 100.0% of the ordinary income dividend qualified for the dividend received deduction available to corporations, 100.0% of the ordinary income distribution was deemed qualified dividend income and 0.64% of the ordinary income distribution was qualified interest income. The percentage of the ordinary income dividends paid by the Fund during 2009 derived from U.S. Government securities was 0.10%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2009. The percentage of U.S. Government securities held as of December 31, 2009 was 0.69%.
Historical Distribution Summary

		Short-Term	Long-Term			Adjustment
	Investment	Capital	Capital	Return of	Total	to Cost
	Income (b)	Gains (b)	Gains	Capital (c)	Distributions (a)	Basis (d)
Common Shares
2009	$0.07596	—	—	$0.64404	$0.72000	$0.64404
2008	0.10716	$0.00360	$0.04212	0.56712	0.72000	0.56712
2007	0.15458	0.03985	0.28795	0.23762	0.72000	0.23762
2006	0.15750	0.03900	0.52350	—	0.72000	—
2005	0.15240	0.02280	0.54480	—	0.72000	—
2004 (g)	0.09348	0.02958	0.00229	0.59465	0.72000	0.59465
2003 (f)	0.08544	0.01128	0.21240	0.41088	0.72000	0.41088
2002 (e)	0.11175	0.00210	0.35900	0.24690	0.72000	0.24690
2001	0.20835	0.33142	0.16023	—	0.70000	—
2000	0.05620	0.14020	0.80360	—	1.00000	—
1999	0.08049	0.00090	0.06861	—	0.15000	—
5.625% Series A Cumulative Preferred Shares
2009	$1.40625	—	—	—	$1.40625	—
2008	0.98590	$0.03309	$0.38726	—	1.40625	—
2007	0.44768	0.11663	0.84194	—	1.40625	—
2006	0.30694	0.07589	1.02342	—	1.40625	—
2005	0.29785	0.04494	1.06346	—	1.40625	—
2004	1.04873	0.33179	0.02572	—	1.40625	—
Series B Auction Market Cumulative Preferred Shares
2009	$388.12000	—	—	—	$388.12000	—
2008	663.22018	$22.26115	$260.50866	—	945.99000	—
2007	426.72648	111.17336	802.52016	—	1340.42000	—
2006	266.52830	65.89950	888.68220	—	1221.11000	—
2005	177.88970	26.83920	635.15100	—	839.88000	—
2004	280.59420	88.77260	6.88340	—	376.20000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income.

(c)	Non-taxable.

(d)	Decrease in cost basis.

(e)	On May 22, 2002, the Fund distributed Rights equivalent to $0.09 per share based upon full subscription of all issued shares.

(f)	On August 20, 2003, the Fund also distributed Rights equivalent to $0.18 per share based upon full subscription of all issued shares.

(g)	On October 20, 2004, the Fund also distributed Rights equivalent to $0.03 per share based upon full subscription of all issued shares.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Annual Meeting of The Gabelli Utility Trust’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

TRUSTEES AND OFFICERS
THE GABELLI UTILITY TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.
Dr. Thomas E. Bratter
President & Founder, John Dewey Academy
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.
Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association
John D. Gabelli
Senior Vice President,
Gabelli & Company, Inc.
Robert J. Morrissey
Attorney-at-Law,
Morrissey, Hawkins & Lynch
Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President
Peter D. Goldstein
Chief Compliance Officer
Agnes Mullady
Treasurer & Secretary
David I. Schachter
Vice President & Ombudsman

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
The Bank of New York Mellon

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		5.625%
	Common	Preferred
NYSE–Symbol:	GUT	GUT PrA
Shares Outstanding:	30,945,908	1,153,288
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GUT Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2008 and $39,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,645 for 2008 and $5,867 for 2009. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2008 and $4,000 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright and Anthony R. Pustorino.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
-	Operations

-	Legal Department

-	Proxy Department

-	Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
     Security Name and Cusip Number
     Date and Type of Meeting (Annual, Special, Contest)
     Client Name
     Adviser or Fund Account Number
     Directors’ Recommendation
     How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
          This may include such areas as:
          -Paying greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
          -Stock split
          -Stock option or other executive compensation plan
          -Finance growth of company/strengthen balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Utility Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer –Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
Name of Portfolio		Total		Advisory Fee	Advisory Fee
Manager or	Type of	No. of Accounts	Total	is Based on	is Based on
Team Member	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	12.7B	5	3.7B

	Other Pooled Investment Vehicles:	15	382.9M	14	349.9M

	Other Accounts:	1,840	10.6B	6	1.2B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli owned over $1,000,000 of shares of the Trust as of December 31, 2009.
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid per	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	Share (or Unit)	Plans or Programs	Plans or Programs
Month #1	Common – N/A	Common – N/A	Common – N/A	Common – 30,755,711
07/01/09 through 07/31/09	Preferred Series A – 307	Preferred Series A – $23.78	Preferred Series A – 307	Preferred Series A – 1,153,595 – 307 = 1,153,288

Month #2	Common – N/A	Common – N/A	Common – N/A	Common – 30,797,317
08/01/09 through 08/31/09	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #3	Common – N/A	Common – N/A	Common – N/A	Common – 30,837,531
09/01/09 through 09/30/09	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #4	Common – N/A	Common – N/A	Common – N/A	Common – 30,874,076
10/01/09 through 10/31/09	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #5	Common – N/A	Common – N/A	Common – N/A	Common – 30,911,047
11/01/09 through 11/30/09	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Month #6	Common – N/A	Common – N/A	Common – N/A	Common – 30,945,913
12/01/09 through 12/31/09	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – N/A	Preferred Series A – 1,153,288

Total	Common – N/A	Common – N/A	Common – N/A	N/A
	Preferred Series A – 307	Preferred Series A – $23.78	Preferred Series A – 307
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Utility Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.